UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         On  September   15,  2006,   Capstone   Industries,   Inc.,  a  Florida
corporation, merged into China Direct Trading Corporation., a Florida corporation, with Capstone Industries, Inc. becoming a wholly-owned subsidiary of China Direct Trading Corporation.. The following unaudited pro forma condensed combined financial statements are based on the December 31, 2005 historical financial statements of China Direct Trading Corporation and Capstone Industries, Inc. and the September 30, 2006 historical unaudited financial statements of China Direct Trading Corporation and Capstone Industries, Inc. contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with China Direct Trading Corporation treated as the acquiring entity for financial reporting purposes.

         The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005 presents the results of operations of the Surviving Corporation, assuming the acquisition was completed on January 1, 2005.

         The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2006 presents the results of operations of the Surviving Corporation, assuming the acquisition was completed on January 1, 2006.

         The unaudited pro forma condensed combined financial statements have been prepared by management of Capstone Industries, Inc. and China Direct Trading Corporation based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of Capstone Industries, Inc., including the notes thereto, included in this Form, and the historical financial information of China Direct Trading Corporation, including the notes thereto (see 10KSB filed April 17, 2006 and 10QSB filed November 15, 2006).

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                       China Direct
                                        Trading Corp.          Capstone                               Pro Forma
                                             and             Industries,          Pro Forma           Combined
                                         Subsidiaries            Inc.            Adjustments           Balance
                                      ------------------  ------------------  -----------------   -----------------
Revenues                              $          911,583  $        2,082,906  $               -           2,994,489
Cost of Sales                                    658,084           1,401,918                  -           2,060,002
                                      ------------------  ------------------  -----------------   -----------------

Gross Profit                                     253,499             680,988                  -             934,487
                                      ------------------  ------------------  -----------------   -----------------

Expenses:
   Sales & Marketing                              15,998              78,795                  -              94,793
   Product Development                                 -              28,678                  -              28,678
   Compensation                                  229,580                   -                  -             229,580
   Professional Fees                              92,930              21,609                  -             114,539
   Consulting                                    252,000                 325                  -             252,325
   Legal Settlements                              28,000                   -                  -              28,000
   General & Administrative                      208,833             382,942                  -             591,775
                                      ------------------  ------------------  -----------------   -----------------

          Total Operating Expenses               827,341             512,349                  -           1,339,690
                                      ------------------  ------------------  -----------------   -----------------

Net Operating Income (Loss)                     (573,842)            168,639                  -            (405,203)

Other Income (Expense):
   Dividend Income                                    18                   -                  -                  18
   Interest Expense                              (15,347)                  -                  -             (15,347)
                                      ------------------  ------------------  -----------------   -----------------

Net Income (Loss)                     $         (589,171) $          168,639  $               -   $        (420,532)
                                      ==================  ==================  =================   =================

Earnings per share                    $                -  $         1,686.39                      $               -
                                      ==================  ==================                      =================

Weighted average shares outstanding          525,402,195                 100                            525,402,195
                                      ==================  ==================                      =================







See accompanying notes to unaudited pro forma condensed combined financial statements.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                         China Direct
                                        Trading Corp.          Capstone                                 Pro Forma
                                             and             Industries,          Pro Forma             Combined
                                         Subsidiaries            Inc.            Adjustments             Balance
                                      ------------------  ------------------  -----------------     -----------------
Revenues                              $          573,344  $        1,134,883  $               -             1,708,227
Cost of Sales                                    419,637             584,135                  -             1,003,772
                                      ------------------  ------------------  -----------------     -----------------
Gross Profit                                     153,707             550,748                  -               704,455
                                      ------------------  ------------------  -----------------     -----------------

Expenses:
   Sales & Marketing                              63,583              20,286                  -                83,869
   Product Development                                 -              11,269                  -                11,269
   Compensation                                  344,354             230,368                  -               574,722
   Professional Fees                             131,622                   -                  -               131,622
   Legal Settlements                              35,821                   -                  -                35,821
   General & Administrative                       92,981              70,174                  -               163,155
                                      ------------------  ------------------  -----------------     -----------------
          Total Operating Expenses               668,361             332,097                  -             1,000,458
                                      ------------------  ------------------  -----------------     -----------------

Operating Income (Loss)                         (514,654)            218,651                  -              (296,003)

Other Income (Expense):
   Interest Income                                     -               5,158                  -                 5,158
   Interest Expense                                  (68)               (647)                 -                  (715)
                                      ------------------  ------------------  -----------------     -----------------

Net Income (Loss) from continuing
    operations                                  (514,722)            223,162                  -              (291,560)

Discontinued Operations
   Income from discontinued
      operations                                 714,508                   -                  -               714,508
                                      ------------------  ------------------  -----------------     -----------------

Net Income                            $          199,786  $          223,162  $               -     $         422,948
                                      ==================  ==================  =================     =================

Income per common share
   Continuing Operations              $                -  $         2,231.62                        $               -
   Discontinued Operations            $                -  $               -                         $               -
                                      ------------------  ------------------                        -----------------
   Net Income                         $                -  $         2,231.62                        $               -
                                      ==================  ==================                        =================

Weighted average shares outstanding          545,462,954                 100                              545,462,954
                                      ==================  ==================                        =================



See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)      GENERAL

         In the acquisition involving China Direct Trading Corporation and Capstone Industries, Inc., Capstone Industries, Inc. was acquired by China Direct Trading Corporation, with Capstone Industries, Inc. becoming a wholly-owned subsidiary of China Direct Trading Corporation. Under the Plan of Acquisition, China Direct Trading Corporation acquired 100% of the issued and outstanding common shares of Capstone Industries, Inc. in exchange for $750,000 in cash and $1.25 million of China Direct Trading Corporation's series B Preferred Stock.

(2)      FISCAL YEAR ENDS

         The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005, include China Direct Trading Corporation's and Capstone Industries, Inc.'s operations on a common fiscal year.




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